CAMELOT EVENT-DRIVEN FUND

Class A Shares: EVDAX

Institutional Class Shares: EVDIX

SUMMARY PROSPECTUS

November 1, 2025

Advised by: Camelot Event-Driven Advisors, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://www.cameloteventdrivenfund.com/prospectus-sec-filings. You can also get this information at no cost by calling 1-866-706-9790 or emailing: FrankFunds@mutualss.com.

The Fund’s prospectus, dated November 1, 2025, and statement of additional information, dated November 1, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

CAMELOT EVENT-DRIVEN FUND SUMMARY

Investment Objective.  The Camelot Event-Driven Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Fees and Expenses.  This table describes fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Frank Funds (the “Trust”).  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 23 of the Fund’s Prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	2.50%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)(1)	1.00%	NONE
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	NONE
Total Other Expenses	0.55%	0.54%
Shareholder Servicing Fees	0.10%	0.10%
Dividends on Short Positions	0.00%	0.00%
Remaining Other Expenses	0.45%	0.44%
Total Annual Fund Operating Expenses	2.10%	1.84%
Fee Waiver and/or Expense Reimbursement(2)	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	1.74%

(1)

The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $250,000 breakpoint (where you do not pay an initial sales charge) on shares redeemed within 18 months of purchase.

(2)

Camelot Event-Driven Advisors, LLC (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect until October 31, 2026.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment.  This agreement shall be terminated upon the termination of the advisory agreement or, with respect to the Fund, in the event of its merger or liquidation.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$203	$648	$1,120	$2,423
Institutional Class	$177	$569	$986	$2,150

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.80% of the average value of its portfolio.

Principal Investment Strategies.

To achieve the Fund’s investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes.

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Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced corporate reorganizations.

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Capital Structure Arbitrage.  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  Typically, one of these securities is purchased, while the other is sold short.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

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Distressed Securities Investments.  The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment-grade securities.

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Special Situation Securities.  The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to:  material litigation, technological breakthroughs and new management or management policies, spin-offs, break-ups, or divestitures. Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

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Activist Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  These are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees or directors, often with the intention of replacing existing management, new capital allocation policies, or selling the company.  Profits are expected from the eventual success of the new board of trustees or directors in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as an “activist investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

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Short Sales.  The Fund may invest up to 50% of its net assets in short sales on equities at any given time.

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Debt Instruments.  The Fund may invest in all types of fixed-income securities including convertible debt, options, as well as privately negotiated options.  The Fund may invest without restriction as to credit rating, maturity or duration.  The Fund may purchase below investment grade securities, commonly referred to as “junk.”

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Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

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Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

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Derivative Instruments (Including Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Options and swaps may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This allows the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.  Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.  In managing the Fund, the Adviser may engage in frequent buying and selling, resulting in a high portfolio turnover rate.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Activist Investment Risk.  A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Capital Structure Arbitrage Risk.  The perceived mispricing identified by the Adviser may not disappear or may even increase, in which case losses may be realized.

Chinese Securities Risk. The Fund may invest in securities of companies conducting business in the Peoples' Republic of China (“PRC”). While these securities are listed on U.S. or other Western exchanges, they often are Variable Interest Entities (“VIE”) organized in third jurisdictions and which do not have direct ownership of assets in China. Instead, assets in the PRC are owned by PRC nationals, who assign their economic interest in the underlying business to the VIE. Such assignment contracts may not be enforceable in the courts of the PRC.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

Derivative Instruments (Including Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.

Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

High Yield Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, the Fund's share price may decrease and its income may be reduced.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  Such securities also may include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.

Initial Public Offering (“IPO”) Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Management Risk. The Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund; there is no guarantee that its decisions will produce the intended result.

Market and Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Merger Arbitrage Risk.  Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

Portfolio Turnover Risk.  A higher portfolio turnover results in higher transactional and brokerage costs.

Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor.

Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

Performance

The following bar chart displays the annual return of the Fund over the past ten years. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad-based securities market index and a supplemental index. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results. The Fund acquired all of the assets and liabilities of Quaker Event Arbitrage Fund (the “Predecessor Fund”), a former series of Quaker Investment Trust, in a tax-free reorganization on June 22, 2018. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Institutional Class Shares were exchanged for Class A, Class A and Institutional Class Shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance for the period after June 22, 2018 and for the Predecessor Fund shares for periods prior to June 22, 2018. Updated performance information will be available at no cost by calling 1-800-869-1679.

Annual Total Returns (For the calendar years ended December 31)

During the period shown, the Fund’s highest return for a quarter was 35.55% during the third quarter 2020, and the Fund’s lowest return was -26.97% during the first quarter 2020. The Fund’s Class A shares’ total year-to-date return through September 30, 2025 was 9.57% on a load-waived basis.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Five Year	Ten Year
Class A Return Before Taxes	3.61%	9.88%	7.73%
Class A Return After Taxes on Distributions*	2.59%	8.56%	6.37%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.13%	7.40%	5.59%
Russell 3000 Index**	23.81%	13.86%	12.55%
HFRX Event-Driven Index ***	3.73%	1.12%	1.23%

	One Year	Five Year	Ten Year
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	6.55%	10.74%	8.31%
Institutional Class Return After Taxes on Distributions*	5.40%	9.39%	6.90%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.88%	8.09%	6.05%
Russell 3000 Index**	23.81%	13.86%	12.55%
HFRX Event-Driven Index ***	3.73%	1.12%	1.23%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class; after-tax returns for the other class will vary.

**The Russell 3000® Index is a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market. Investors cannot invest directly in an index or benchmark. Unlike the Fund’s returns, the index does not reflect any fees or expenses. The Russell 3000 Index was added as a broad-based index as required by the SEC.

** The HFRX Event-Driven Index is comprised of daily-reporting liquid alternative UCITS funds. Event driven managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety, including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, or other capital structure adjustments.  Investors cannot invest directly in an index or benchmark. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

Management

Investment Adviser.  Camelot Event-Driven Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers.  Thomas F. Kirchner, CFA, and Paul Hoffmeister, Portfolio Managers of the Adviser, have been responsible for the day-to-day management of the Fund since its inception in June 2018. Mr. Kirchner previously managed the Predecessor Fund from 2003 to 2018 with Mr. Hoffmeister joining the Predecessor Fund in 2010.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.